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STEADMAN AMERICAN
INDUSTRY FUND
1730 K Street, N.W
Washington, D.C. 20006
202-424-8570
1-800-223-1000 Washington, D.C. area

TRANSFER AGENT
Steadman Security Corporation
1730 K Street, N.W.
Washington, D.C. 20006


CUSTODIAN
NationsBank Trust Company, N.A.
1501 Pennsylvania Ave., N.W.
Washington, D.C. 20013


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
1800 M Street, N.W.
Washington, D.C. 20036

For more information about
Steadman American Industry Fund
account information or daily
Net Asset Values, call:

Shareholder Services
1-800-424-8570
202-223-1000 Washington, D.C. area




STEADMAN
AMERICAN
INDUSTRY
    FUND


SEMI-ANNUAL
REPORT

December 31, 1995


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Fellow Shareholders:

     The national economy is in an extensive transformation. This in large measure is attributable to opportunities for creative endeavor of exceptional magnitude provided by technological discovery and invention. These are changes in the application of productive resources. Revised methods for industrial and farm production have brought forth increased output with beneficial results across a broad field of enterprise. The pace of this process quickened many years ago and with the advent of the computer shifted into gear. The efficiencies made possible by scientific achievement have also opened the way for many enterprises to produce more with less, i.e., smaller facilities and fewer employees. The widely reported downsizing for companies large and small bears evidence of this. Such events have resulted in plant closings and employee reductions. The consequent effect is reflected in consumer and potential home buyer attitudes where an atmosphere of restraint has become apparent. This also is felt in car sales and other so-called big ticket household items such as refrigerators, dishwashers, floor coverings, and air conditioning.

     The economy is expressing a correlative response to what is termed progress and that sometimes causes economic dislocation, and also requires constant adjustment which we endeavor to provide. One such example is seen in the area of demographics. We have as a result of various scientific and other improvements a society in which people are living longer. The ratio of older to younger is also changing. In the United States by the year 2010 those older than 50 will outnumber younger people 96 million to 74 million. This kind of development will affect many industries. For as our population ages needs and desires also change. It is also true that women are entering the work force at a slower rate than previously. This will be shown in its effect upon the apparel industry as the need for additional outfits diminishes.

     The housing industry continues in a slump even though mortgage rates are at the lowest level in two years. People generally are less willing to make financial commitments than they were a year ago. They see their neighbors being laid off or retired and fear this may happen to them. The Commerce Department reported this past January 23 that the rise in personal income was the lowest since August 1995, when it remained unchanged from the previous month.

     Fund shareholders can receive guidance as to management's estimate of market opportunity by a study of the portfolio holdings of the Fund at any given time. The overview of the economy outlined at the beginning of this message indicates a less favorable outlook for stocks in the retail, home building and related sectors. More pleasing results we believe can be realized at this time in the technological and financial sectors of business where we presently have invested much of the Fund's resources.

     The national economy continues to benefit generally from a low level of inflation, and there appears little or no reason for any adverse change in this condition. Productivity in manufacture with output per man-hour being maintained at high levels will buttress this conclusion. Labor relations are calm with strikes at their lowest level in 50 years, and this also supports economic stability.

     The economy has been slowing down during the past year with growth below expectations. This in the absence of inflation risk has provided the Federal Reserve an opportunity to supply the stimulus it did January 31, 1996. The Federal Reserve dropped the short-term rates a quarter percentage point. This of course was a cautious move, but the Fed acknowledged for the first time in its statement accompanying this rate cut that the economy is not moving ahead as expected. This may forecast another rate decrease in the near term.

     This rate reduction and continued low level of inflation will give a steady underpinning for the market and offer assurance for investors.

     Thank you again for your continued confidence.

                                        Sincerely,



                                        /s/ Charles W. Steadman
                                        Chairman of the Board of
                                          Trustees and President

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                        STEADMAN AMERICAN INDUSTRY FUND

                            Portfolio of Investments
                               December 31, 1995
                                  (Unaudited)

                                                                                                        Value
                                                                                        Shares         (Note 1)
                                                                                        ------         --------
COMMON STOCKS - 100%

Bank - 21.3%
     Chase Manhattan Warrants(a) ...............................................        9,300        $  242,963
                                                                                                     ----------
                                                                      Total Bank                        242,963
                                                                                                     ----------
Communications Equipment - 9.5%
     Precision Systems (a) .....................................................        8,000           108,000
                                                                                                        -------
                                                  Total Communications Equipment                        108,000
                                                                                                        -------
Computer Storage Equipment - 22.1%
     Conner Peripherals (a) ....................................................       12,000           252,000
                                                                                                        -------
                                                Total Computer Storage Equipment                        252,000
                                                                                                        -------
Credit Institution - 17.2%
     Federal National Mortgage Association .....................................          400            49,500
     Travelers Group Warrants (a) ..............................................        5,300           146,412
                                                                                                        -------
                                                        Total Credit Institution                        195,912
                                                                                                        -------
Electronics - 10.3%
     Trident Microsystems (a) ..................................................        5,000           117,500
                                                                                                        -------
                                                               Total Electronics                        117,500
                                                                                                        -------
Semiconductor - 15.2%
     Intel Corp. Warrants (a) ..................................................        6,500           173,875
                                                                                                        -------
                                                             Total Semiconductor                        173,875
                                                                                                        -------
Telecom Services - 4.4%
     Champion Technology Holding Ltd. ..........................................      100,000            50,500
                                                                                                         ------
                                                          Total Telecom Services                         50,500
                                                                                                         ------

  Total Portfolio of Investments (Cost $1,100,809) .............................                     $1,140,750
                                                                                                     ==========

(a) Non-income producing security


   The accompanying notes are an integral part of the financial statements.


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                        STEADMAN AMERICAN INDUSTRY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995
                                  (UNAUDITED)

Assets:
     Investments at value (Cost $1,100,809) (Note 1) .................................................         $  1,140,750
     Receivable for securities sold ..................................................................                - 0 -
     Interest and dividends receivable (Note 1) ......................................................                1,602
     Cash and cash equivalents .......................................................................               88,689
                                                                                                                   --------
        Total assets .................................................................................            1,231,041
                                                                                                                -----------
Liabilities:
     Payable for securities purchased ................................................................               57,723
     Accounts payable and accrued expenses ...........................................................                9,646
     Investment advisory and service fees payable (Note 4) ...........................................               14,515
     Other payable for Trust shares redeemed .........................................................                5,436
     Payable for Trust shares redeemed ...............................................................                  525
                                                                                                               ------------
          Total liabilities ..........................................................................               87,845
                                                                                                               ------------
Net Assets ...........................................................................................         $  1,143,196
                                                                                                               ============
Net assets consist of:
     Accumulated net investment loss .................................................................         $ (3,782,061)
     Unrealized appreciation of investments ..........................................................               39,942
     Accumulated net realized losses plus distributions from realized gains ..........................           (1,017,315)
                                                                                                               ------------
     Capital paid in less distributions since inception ..............................................            5,902,630
                                                                                                               ------------
                                                                                                               $  1,143,196
                                                                                                               ============

Net asset value, offering price and redemption price per share
     ($1,143,196 - 1,442,904 shares of no par value trust shares) ....................................         $        .79
                                                                                                               ============

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                        STEADMAN AMERICAN INDUSTRY FUND

                            STATEMENT OF OPERATIONS

                                                                         For the 6 months      For the period
                                                                              ended           February 1, 1995     Year ended
                                                                           December 31,       through June 30,     January 31,
                                                                            1995/(1)/               1995*             1995
                                                                            ---------               -----             ----
Investment Income:
   Dividends .......................................................      $    1,160            $   5,340          $  21,703
   Interest  .......................................................           2,616                4,671             18,295
                                                                               -----               ------             ------
     Total income  .................................................           3,776               10,011             39,998
                                                                               -----               ------             ------

Expenses:
   Shareholder servicing fee (Note 4) ..............................          83,010               71,059            172,619
   Salaries and employee benefits (Note 4) .........................          28,400               25,130             73,545
   Professional fees ...............................................          17,976               16,000             16,500
   Reports to shareholders .........................................           8,481                7,635             19,889
   Investment advisory fee (Note 4) ................................           6,573                5,796             19,258
   Miscellaneous ...................................................           6,467                3,083              9,971
   Rent ............................................................           3,769                3,123              9,928
   Computer services ...............................................           2,985                5,413             10,499
   Trustees' fees and expenses (Note 4) ............................           2,240                1,741              7,928
   Custodian fees ..................................................           1,500                2,500              4,240
                                                                           ---------            ---------          ---------
     Total expenses ................................................        (161,401)             141,480            344,377
                                                                           ---------            ---------          ---------
     Net investment loss ...........................................        (157,625)            (131,469)          (304,379)
                                                                           ---------            ---------          ---------

Realized and Unrealized Gain (Loss) on Investments
(Notes 1 and 3):
   Net realized gain (loss) from investment transactions ...........          16,644              (69,865)           (84,960)
   Change in unrealized depreciation/appreciation of  investments ..          10,367               91,916           (700,860)
                                                                           ---------            ---------       ------------
     Net gain (loss) on investments .................................         27,011               22,051           (785,766)
                                                                           ---------            ---------       ------------
     Net decrease in net assets resulting from operations ...........      $(130,614)           $(109,418)      $ (1,090,145)
                                                                           =========            =========       ============

(1) Unaudited

*The Fund's fiscal year-end was changed to June 30.

   The accompanying notes are an integral part of the financial statements.

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                        STEADMAN AMERICAN INDUSTRY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                               For the 6 months    For the period      For the
                                                                                     ended        February 1, 1995    Year ended
                                                                                  December 31,    through June 30,    January 31,
                                                                                   1995/(1)/           1995*             1995
                                                                                   ---------           -----             ----

Decrease in net assets from operations:
   Net investment loss .....................................................      $ (157,625)       $ (131,469)     $ (304,379)
   Net realized gain (loss) from investment transactions ...................          16,644           (69,865)        (84,960)
   Change in unrealized appreciation/depreciation ..........................          10,367             91,916       (700,806)
    Net decrease in net assets resulting                                          ----------        -----------     -----------
    from operations ........................................................        (130,614)         (109,418)     (1,090,145)



Decrease in net assets from trust share transactions (Note 2) ..............         (67,077)          (22,155)        (64,452)
                                                                                  ----------        -----------     ----------
   Decrease in net assets ..................................................        (197,691)         (131,573)     (1,154,597)
                                                                                                                     2,627,057
Net assets at beginning of year ............................................       1,340,887          1,472,460      ---------
                                                                                  ---------           ---------
Net assets at end of year, including accumulated net
   investment loss of $3,782,061, $3,624,436
   and $3,018,368 respectively .............................................      $1,143,196         $1,340,887     $1,472,460
                                                                                  ==========         ==========     ==========

(1) Unaudited
*The Fund's fiscal year-end was changed to June 30.

   The accompanying notes are an integral part of the financial statements.



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                        STEADMAN AMERICAN INDUSTRY FUND

                             FINANCIAL HIGHLIGHTS

                                                            For the
                                                            Period
                                              For the 6    February 1,
                                             months ended  1995 through
                                             December 31,   June 30,            For the years ended January 31,
                                             ---------      ----------- -----     ----        ----         ----      ----
                                              1995/(1)/     1995*       1995      1994        1993         1992      1991
                                             ----------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value, beginning of period          $.88        $.96      $1.65     $1.50       $1.54       $1.59       $1.94
  Net investment loss                           (.11)       (.12)      (.26)     (.24)       (.19)       (.20)       (.19)
  Net realized and unrealized
    gain (loss) on investments                   .02         .04       (.43)      .39         .15         .15        (.16)

    Total from investment operations            (.09)       (.08)      (.69)      .15        (.04)       (.05)       (.35)

  Net asset value, end of period                $.79        $.88       $.96     $1.65       $1.50       $1.54       $1.54



Ratios/Supplemental Data                    (20.45)%**  (20.02)%** (41.82)%    10.00%     (2.60)%     (3.14)%    (18.04)%
  Total return
  Ratio of expenses to average net
    assets                                    25.16%**    24.62%**   17.69%    12.66%      14.83%      15.13%      13.75%
  Ratio of net investment loss to average
    net assets                               (24.56)%**  (22.86)%** (15.63)%  (11.40)%    (13.52)%    (13.13)%    (10.25)%
  Portfolio turnover rate                       374%**      617%**     289%      134%        221%        460%        211%
  Net assets, end of period (in thousands)    $1.143      $1.341     $1.472    $2.627      $2.496      $2.648      $2.844

(1) Unaudited
*The Fund's fiscal year-end was changed to June 30
**Annualized

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                        STEADMAN AMERICAN INDUSTRY FUND

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
   Steadman American Industry Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

   SECURITY VALUATION
   Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Investments for which no sale was reported on that date are valued at the mean between the latest bid and asked prices. All cash and cash equivalents are invested in a single money market fund maintained by the investment custodian.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the actual basis.

INCOME TAXES
   The Fund is subject to income taxes in years when it does not qualify as a regulated investment company under subchapter M of the Internal Revenue Code. The Fund accounts for income taxes using the liability method, whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and tax bases of assets and liabilities, measured using presently enacted tax rates. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

FISCAL YEAR
   During 1995, the Fund changed its fiscal year end from January 31 to June 30.

COMPONENTS OF NET ASSETS
   In accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies," the fund reclassified to paid in capital permanent differences between tax and financial reporting of net investment loss and net realized gains/losses. The results of operations and net assets are not affected by these reclassification.

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                        STEADMAN AMERICAN INDUSTRY FUND

2. TRUST SHARES
   The Trust Indenture does not specify a limit to the number of shares which may be issued. Transactions in trust shares were as follows:



                                         For the 6 months         For the period February 1, 1995           For the year
                                      ended December 31, 1995          through June 30, 1995           ended January 31, 1995
                                      -----------------------          ---------------------           ----------------------
                                       Shares         Amount           Shares         Amount           Shares          Amount
                                       ------         ------           ------         ------           ------          ------
Shares sold..................           -0-             -0-             -0-             -0-             -0-             -0-
Shares redeemed..............         (73,271)        (67,077)        (24,096)        (22,155)        (51,912)        (64,452)
  Net decrease...............         (73,271)      $ (67,077)        (24,096)       $(22,155)        (51,912)      $ (64,452)

Shares outstanding:
    Beginning of period.....        1,516,175                       1,540,271                       1,592,183
    End of period...........        1,442,904                       1,516,175                       1,540,271

3. PURCHASES AND SALES OF SECURITIES
   During the six months ended December 31, 1995, purchases and proceeds from sales of investment securities aggregated $2,342,590 and $2,445,796, respectively. Unrealized appreciation of investments aggregated $39,942 of which $141,382 related to gross unrealized appreciation and $101,440 related to gross unrealized depreciation.

4. INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES
   Steadman Security Corporation (SSC) has provided advisory services under an agreement which first became effective in 1972. On February 28, 1984 at the Annual Meeting of the shareholders, a new Investment Advisory Agreement was approved. Under the new advisory agreement, SSC will continue to provide the same services it provided under the same terms and conditions of the previous agreement. The agreement will continue in effect subject to the annual approval by the Board of Trustees or by a majority of the outstanding voting securities of the Fund. The fee for investment advisory services is based on 1% of the first $35,000,000 of the average daily net assets of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. In addition to the investment advisory fee. SSC received fees from the Fund for the performance of delegated services (dividend disbursing agent and transfer agent) as defined in the Trust Indenture, as amended. The fee for such service was commuted on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per account. SSC received reimbursement from the Fund for the salaries and benefits of its employees who perform functions other than investment advisory and shareholder service functions for the Fund.

   Certain officers and trustees of the Fund are "affiliated persons" of the Investment Adviser, as defined by the Investment Company Act of 1940.

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